--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 25, 1996


                       PSSFC Auto Receivables Trust 1996-A
             (Exact name of registrant as specified in its charter)



           New York                      33-84918                13-3526694
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)


        c/o Prudential Securities
            Secured Financing
               Corporation
        Attention: Norman Chaleff                             10292
        One New York Plaza, 18th                            (Zip Code)
                  Floor
           New York, New York
          (Address of Principal
           Executive Offices)


        Registrant's telephone number, including area code (212) 778-4114


                                    No Change
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5.  Other Events

     In connection with the offering of Receivables Backed Certificates, Class A, of which Prudential Securities Secured Financing Corporation is the issuer as described in a Prospectus Supplement dated as of March 25, 1996, to the Prospectus dated December 2, 1994, certain computational materials, including a static pool analysis, were furnished to certain prospective investors (the "Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

           99.1 Computational Materials (as defined in Item 5 above).

                           EXHIBIT INDEX

========================================================================
Exhibit No.        Description                              Page No.
------------------------------------------------------------------------
99.1               Computational Materials (as defined
                   in Item 5 hereof).
========================================================================

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PSSFC EQUIPMENT LEASE TRUST 1995-1,

                               By:  Prudential Securities Secured
                                    Financing Corporation, as Depositor



                                By:/s/ Norman Chaleff
                                   -----------------------------------
                                   Name:  Norman Chaleff
                                   Title: Vice President


Dated:  March 28, 1996